UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549


                             FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported) July 2, 2002



                     NICHOLAS FINANCIAL, INC.
      (Exact name of registrant as specified in its Charter)




   British Columbia, Canada   333-08407         8736-3354
  (State or Other Jurisdiction of(Commission (I.R.S. Employer
    Incorporation or Organization)File Number)Identification No.)

                2454 McMullen Booth Road, Building C
                     Clearwater, Florida  33759
       (Address of Principal Executive Offices)(Zip Code)



                          (727) 726-0763
       (Registrant's telephone number, Including area code)


                          Not applicable
  (Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events

     On June 28, 2002 Nicholas Financial, Inc. (the "Company") amended its credit line to extend the maturity date until November 30, 2004.

     A copy of the Company's press release announcing the foregoing actions is attached as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.



Item 7. Financial Statements and Exhibits

        (c)   Exhibits

        Exhibit No.    Description of Document

          99.1 Press release dated July 1, 2002 issued by the registrant

                           SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                    NICHOLAS FINANCIAL, INC.
                          (Registrant)


  Date: July 2, 2002            /s/ Peter L. Vosotas
                                Peter L. Vosotas
                                Chairman, President,
                                Chief Executive Officer
                                (Principal Executive Officer)


  Date: July 2, 2002            /s/ Ralph T. Finkenbrink
                                Ralph T. Finkenbrink
                                (Principal Financial Officer
                                 and Accounting Officer)

                         Exhibit Index


Exhibit No.

99.1           Press Release, dated July 1, 2002



                                              FOR IMMEDIATE RELEASE
                                             -----------------------

Nicholas Financial, Inc.
Corporate Headquarters            NASDAQ:   NICK
                                  Web site: www.nicholasfinancial.com
2454 McMullen-Booth Rd.           Contact:  Ralph Finkenbrink
Building C, Suite 501                       Sr. Vice President, CFO
Clearwater, FL 33759                        Ph # - 727-726-0763




Nicholas Financial Announces its $75,000,000 Revolving Bank Credit
            Line has been extended until November 2004.

JULY 1, 2002 - Clearwater, Florida - Nicholas Financial, Inc. (Nasdaq, NICK), today announced that it has signed an amendment to the Company's credit line facility, which extends the maturity date of the current credit line to November 30, 2004. Company C.F.O. Ralph Finkenbrink stated, "Nicholas Financial is pleased to continue its lending relationship with Bank of America, which began in March of 1993 and now includes Hibernia Bank and First Tennessee Bank as participating banks in its Revolving Credit Line Facility."

Founded in 1985, with current assets of $77,690,000 as of March 31, 2002, Nicholas Financial is one of the largest publicly traded specialty consumer finance companies based in the Southeast. The Company has approximately 5,000,000 shares of common stock outstanding and has reported increased revenues and earnings for the past 12 years in a row.

The Company will hold its annual meeting at the Countryside Country Club in Clearwater, Florida on August 7, 2002 at 9 AM.



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